UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2007

DG FASTCHANNEL, INC.

 (Exact name of registrant as specified in its charter)

Delaware	0-27644	94-3140772
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

750 West John Carpenter Freeway, Suite 700	75039
Irving, Texas	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (972) 581-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒                                                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                                       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                                       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                                       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On May 7, 2007, DG FastChannel, Inc. (the “Company”), purchased 10,750,000 common shares of Viewpoint Corporation (“Viewpoint”) in a private equity placement at a price of $0.40 per share, for an aggregate amount of $4.3 million. Reflecting the Company’s and other investors’ investments, Viewpoint has approximately 81,587,000 million shares of common stock outstanding with the Company owning approximately 13% of Viewpoint’s outstanding shares. As part of the transaction, Viewpoint Corporation issued the Company, and other investors, warrants to allow them to increase their equity stake in the future.

Further, the Company entered into a strategic relationship with Viewpoint pursuant to a Reseller Agreement by which the Company will integrate its media services platform with Viewpoint’s Unicast advertising solutions technology.  This Online Video partnership with Unicast will enable brands and advertisers to turn their traditional and broadcast video assets into cutting-edge display ads that are pre-certified across thousands of websites.  The Company has determined that this agreement is not a “material contract” for purposes of Item 601(b)(10) of Regulation S-K.

DG FastChannel issued a press release on May 7, 2007 announcing the transactions contemplated by the Securities Purchase Agreement and the Reseller Agreement.  The press release is filed as an exhibit hereto.

Safe Harbor for Forward-Looking Statements

Statements in this Current Report on Form 8-K may contain certain forward-looking statements relating to DG FastChannel and its expectations for the investment in Viewpoint Corporation.  All statements included in this Current Report on Form 8-K concerning activities, events or developments that DG FastChannel expects, believes or anticipates will or may occur in the future are forward-looking statements.  Actual results could differ materially from the results discussed in the forward-looking statements.  Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements.  Additional information on these and other risks, uncertainties and factors is included in DG FastChannel’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on
Form 8-K and other documents filed with the SEC.

Item 9.01               Financial Statements and Exhibits

(d) Exhibits

10.1	Securities Purchase Agreement, dated as of May 4, 2007, between Viewpoint Corporation, DG FastChannel, Inc., and other investors.

99.1	Press release, dated May 7, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DG FASTCHANNEL, INC.
(Registrant)

	By:	/s/ OMAR A. CHOUCAIR
Name: Omar A. Choucair
Title: Chief Financial Officer

Date: May 10, 2007

EXHIBIT INDEX

Exhibit Number	Description
10.1	Securities Purchase Agreement, dated as of May 4, 2007, between Viewpoint Corporation, DG FastChannel, Inc., and other investors.

99.1	Press release, dated May 7, 2007.